TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Net income attributed to Vector Group Ltd.	$7,904	$12,466	$17,607	$21,221
Interest expense	24,286	32,898	31,761	31,746
Income tax expense	3,494	13,694	11,178	12,867
Net income attributed to non-controlling interest	1,533	3,644	1,837	260
Depreciation and amortization	6,258	6,673	6,442	6,281
EBITDA	$43,475	$69,375	$68,825	$72,375
Change in fair value of derivatives embedded within convertible debt (a)	(5,695)	(7,044)	(5,256)	(6,460)
Equity in losses (earnings) from investments (b)	27	1,103	2,163	(612)
Loss (gain) on sale of investment securities available for sale	880	821	190	(13,029)
Impairment of investment securities available for sale	635	12,211	—	—
Equity in (earnings) losses from real estate ventures (c)	(723)	916	(1,856)	(338)
Pension settlement charge	—	—	1,607	—
Stock-based compensation expense (d)	1,972	1,248	1,236	1,164
Litigation settlement and judgment expense (e)	14,229	3,750	1,250	843
Impact of MSA settlement (f)	1,351	(5,715)	—	—
Restructuring expense	5,709	1,548	—	—
Purchase accounting adjustments (g)	379	366	358	332
Other, net	(1,309)	(1,342)	(1,821)	(1,937)
Pro-forma Adjusted EBITDA	$60,930	$77,237	$66,696	$52,338
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(2,535)	(4,735)	(2,913)	(1,084)
Pro-forma Adjusted EBITDA attributed to Vector Group Ltd.	$58,395	$72,502	$63,783	$51,254

Pro-forma Adjusted EBITDA by Segment
Tobacco	$63,794	$66,084	$62,024	$53,472
E-cigarettes	(5,327)	(2,146)	(2,400)	(3,164)
Real Estate (h)	6,413	15,981	10,326	5,391
Corporate and Other	(3,950)	(2,682)	(3,254)	(3,361)
Total	$60,930	$77,237	$66,696	$52,338

Pro-forma Adjusted EBITDA Attributed to Vector Group by Segment
Tobacco	$63,794	$66,084	$62,024	$53,472
E-cigarettes	(5,327)	(2,146)	(2,400)	(3,164)
Real Estate (i)	3,878	11,246	7,413	4,307
Corporate and Other	(3,950)	(2,682)	(3,254)	(3,361)
Total	$58,395	$72,502	$63,783	$51,254

a.	Represents income or losses recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

b.	Represents income or losses recognized from investments that the Company accounts for under the equity method.

c.	Represents equity income (loss) recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

f.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

g.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

h.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC of $5,855, $16,294, $9,906,and $3,685 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Pro-forma Adjusted EBITDA.

i.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest of $4,133, $11,502, $6,993, and $2,601 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Pro-forma Adjusted EBITDA for non-controlling interest.

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Year Ended December 31,
	2015	2014	2013	2012	2011

Net income attributed to Vector Group Ltd.	$59,198	$36,856	$37,300	30,675	$74,478
Interest expense	120,691	160,991	132,147	110,102	100,706
Income tax expense	41,233	33,165	23,672	23,131	47,767
Net income (loss) attributed to non-controlling interest	7,274	12,258	(252)	—	—
Depreciation and amortization	25,654	24,499	12,631	10,608	10,607
EBITDA	254,050	267,769	205,498	174,516	233,558
Change in fair value of derivatives embedded within convertible debt (a)	(24,455)	(19,409)	(18,935)	7,476	(7,984)
Gain on liquidation of long-term investments	—	—	—	—	(25,832)
Equity in losses (earnings) on long-term investments (b)	2,681	(3,140)	(3,126)	(264)	710
Loss (gain) on sale of investment securities available for sale	(11,138)	11	(5,152)	(1,640)	(23,257)
Impairment of investment securities	12,846	—	—	—	—
Equity in earnings from real estate ventures (c)	(2,001)	(4,103)	(22,925)	(29,764)	(19,966)
Gain on sale of townhomes	—	—	—	—	(3,843)
Loss on extinguishment of debt	—	—	21,458	—	1,217
Acceleration of interest expense related to debt conversion	—	5,205	12,414	14,960	—
Pension Settlement Charge	1,607	—	—	—	—
Stock-based compensation expense (d)	5,620	3,251	2,519	5,563	3,183
Litigation settlement and judgment expense (e)	20,072	2,475	88,106	—	—
Impact of MSA Settlement (f)	(4,364)	(1,419)	(11,823)	—	—
Restructuring expense	7,257	—	—	—	—
Gain on acquisition of Douglas Elliman	—	—	(60,842)	—	—
Reclassification of EBITDA as a result of the consolidation of Douglas Elliman (g)	—	—	46,640	31,558	30,991
Purchase accounting adjustments (h)	1,435	1,478	—	—	—
Other, net	(6,409)	(9,396)	(4,573)	(593)	(1,375)
Pro-forma Adjusted EBITDA	257,201	242,722	249,259	201,812	187,402
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(11,267)	(15,858)	(13,717)	(9,281)	(9,114)
Pro-forma Adjusted EBITDA attributed to Vector Group Ltd.	245,934	226,864	235,542	192,531	178,288

Pro-forma Adjusted EBITDA by Segment
Tobacco	245,374	211,168	198,866	185,798	173,721
E-cigarettes	(13,037)	(13,124)	(1,019)	—	—
Real Estate (i)	38,111	56,036	64,866	29,959	29,388
Corporate and Other	(13,247)	(11,358)	(13,454)	(13,945)	(15,707)
Total	257,201	242,722	249,259	201,812	187,402

Pro-forma Adjusted EBITDA by Segment Attributed to VGR
Tobacco	245,374	211,168	198,866	185,798	173,721
E-cigarettes	(13,037)	(13,124)	(1,019)	—	—
Real Estate (j)	26,844	40,178	51,149	20,678	20,274
Corporate and Other	(13,247)	(11,358)	(13,454)	(13,945)	(15,707)
Total	245,934	226,864	235,542	192,531	178,288

a.	Represents income or losses recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

b.	Represents income or losses recognized from investments that the Company accounts for under the equity method.

c.	Represents equity income (loss) recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

f.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

g.
Represents EBITDA of Douglas Elliman Realty, LLC for all periods prior to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method, and operating income as well as depreciation and amortization expense from Douglas Elliman Realty, LLC, were not included in the Company's Adjusted EBITDA.

h.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

i.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC of $35,740, $50,655, $45,710, $30,910, and $30,991 for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Pro-forma Adjusted EBITDA.

j.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest of $25,229, $35,757, $31,993, $21,629, and $21,877 for the years ended December 31, 2015, 2014, 2013, 2012, and 2011 respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Pro-forma Adjusted EBITDA for non-controlling interest.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Net income attributed to Vector Group Ltd.	$7,904	$12,466	$17,607	$21,221

Change in fair value of derivatives embedded within convertible debt	(5,695)	(7,044)	(5,256)	(6,460)
Non-cash amortization of debt discount on convertible debt	7,565	7,187	6,516	5,943
Litigation settlement and judgment expense (a)	14,229	3,750	1,250	843
Cash interest capitalized to real estate venture	(9,928)	—	—	—
Impact of MSA settlement (b)	1,351	(5,715)	—	—
Pension settlement charge	—	—	1,607	—
Restructuring expense	5,709	1,548	—	—
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	1,358	1,351	1,343	1,251
Total adjustments	14,589	1,077	5,460	1,577

Tax expense related to adjustments	(6,089)	(448)	(2,258)	(652)

Pro-forma Adjusted Net Income attributed to Vector Group Ltd.	$16,404	$13,095	$20,809	$22,146

Per diluted common share:

Pro-forma Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.13	$0.11	$0.17	$0.18

a. Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents 70.59% of purchase accounting adjustments in the periods presented for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net income attributed to Vector Group Ltd.	$59,198	$36,856	$37,300	30,675	$74,478

Acceleration of interest expense related to debt conversion	—	5,205	12,414	14,960	1,217
Change in fair value of derivatives embedded within convertible debt	(24,455)	(19,409)	(18,935)	7,476	(7,984)
Non-cash amortization of debt discount on convertible debt	27,211	51,472	36,378	18,016	10,441
Loss on extinguishment of 11% Senior Secured Notes due 2015	—	—	21,458	—	—
Litigation settlement and judgment expense (a)	20,072	2,475	88,106	—	—
Capitalized Interest	(9,928)	—	—	—	—
Impact of MSA Settlement (b)	(4,364)	(1,419)	(11,823)	—	—
Interest income from MSA Settlement (c)	—	—	(1,971)	—	—
Pensions Settlement Charge	1,607	—	—	—	—
Gain on acquisition of Douglas Elliman Realty, LLC (d)	—	—	(60,842)	—	—
Restructuring expense	7,257	—	—	—	—
Gain on liquidation of long-term investments	—	—	—	—	(25,832)
Gain on townhomes	—	—	—	—	(3,843)
Adjustment to reflect additional 20.59% of net income from Douglas Elliman Realty, LLC (e)	—	—	8,557	5,947	5,811
Out-of-period adjustment related to Douglas Elliman acquisition in 2013 (f)	—	(1,231)	—	—	—
Douglas Elliman Realty, LLC purchase accounting adjustments (g)	5,303	6,019	1,165	—	—
Total adjustments	22,703	43,112	74,507	46,399	(20,190)

Tax (expense) benefit related to adjustments	(9,447)	(17,827)	(29,467)	(19,332)	8,197
One-time adjustment to income tax expense due to purchase accounting (h)	—	1,670	—	—	—
Pro-forma Adjusted Net Income attributed to Vector Group Ltd.	72,454	63,811	82,340	57,742	62,485

Per diluted common share:

Pro-forma Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	0.60	0.57	0.79	0.58	0.64

a. Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Represents interest income from the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

d.	Represents gain associated with the increase of ownership of Douglas Elliman Realty, LLC.

e.
Represents 20.59% of Douglas Elliman Realty LLC's net income from January 1, 2013 to December 13, 2013 and the years ended December 31, 2012 and 2011. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company includes an additional 20.59% of Adjusted Net Income from Douglas Elliman Realty, LLC in the Company's Adjusted Net Income.

f.
Represents an out-of-period adjustment related to a non-accrual of a receivable from Douglas Elliman Realty in the fourth quarter of 2013 and would have increased the Company's gain on acquisition of Douglas Elliman in 2013.

g.
Represents 70.59% of purchase accounting adjustments in the periods presented for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

h.
Represents adjustments to income tax expense due to a change in the Company's marginal income tax rate from 40.6% to 41.35% as a result of its acquisition of 20.59% of Douglas Elliman Realty, LLC on December 13, 2013.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Operating income	$31,032	$69,367	$55,803	$43,718

Litigation settlement and judgment expense (a)	14,229	3,750	1,250	843
Pension settlement charge	—	—	1,607	—
Restructuring expense	5,709	1,548	—	—
Impact of MSA settlement (b)	1,351	(5,715)	—	—
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	1,925	1,913	1,903	1,772
Total adjustments	23,214	1,496	4,760	2,615

Pro-forma Adjusted Operating Income (d)	$54,246	$70,863	$60,563	$46,333

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

d.	Does not include a reduction for 29.41% non-controlling interest in Douglas Elliman Realty, LLC.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	Year Ended December 31,
	2015	2014	2013	2012	2011

Operating income	$199,920	$212,438	$111,186	$154,083	$142,621

Litigation settlement and judgment expense (a)	20,072	2,475	88,106	—	—
Pension settlement charge	1,607	—	—	—	—
Restructuring expense	7,257	—	—	—	—
Impact of MSA settlement (b)	(4,364)	(1,419)	(11,823)	—	—
Reclassification of operating income as a result of the consolidation of Douglas Elliman Realty, LLC (c)	—	—	42,598	27,894	27,299
Douglas Elliman Realty, LLC purchase accounting adjustments (d)	7,513	8,527	1,650	—	—
Total adjustments	32,085	9,583	120,531	27,894	27,299

Pro-forma Adjusted Operating Income (e)	$232,005	$222,021	$231,717	$181,977	$169,920

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents Adjusted Operating Income of Douglas Elliman Realty, LLC for all periods prior to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman under the equity method and operating income from Douglas Elliman Realty, LLC was not included in the Company's operating income.

d.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

e.	Does not include a reduction for 29.41% non-controlling interest in Douglas Elliman Realty, LLC.